SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 29, 2003

Carrollton Bancorp

(Exact name of registrant as specified in its charter)

Maryland	0-23090	52-1660951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

344 North Charles Street, Suite 300, Baltimore, MD 21201
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code, (410) 536-4600

Item 7. Financial Statements and Exhibits

Exhibits

99.1  Press release dated October 29, 2003 announcing Registrant’s third quarter 2003 earnings.

Item 9. Regulation FD Disclosure (Provided under Items 9 and 12)

The following information is furnished pursuant to Items 9 and 12

“Disclosure of Results of Operations and Financial Condition.”

On October 29, 2003, the Registrant issued a press release relating to its earnings for the quarter ended September 30, 2003. A copy of the release is attached as Exhibit 99.1, and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Carrollton Bancorp
(Registrant)

Date: October 30, 2003	By:	/s/ Robert A. Altieri
Robert A. Altieri
Chief Executive Officer and President

Date: October 30, 2003	By:	/s/ Randall M. Robey
Randall M. Robey
Chief Financial Officer and Treasurer

Exhibit Index

99.1   Press release dated October 29, 2003 announcing Registrant’s third quarter 2003 earnings.